UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2019

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Insys Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001- 35902	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane
Chandler, Arizona 85224
(Address of principal executive offices, including zip code)

(480) 500-3127

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code (“Section 363”). Also as previously disclosed, on September 17, 2019, the Debtors filed the Joint Chapter 11 Plan Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan and Disclosure Statement are subject to approval by the Bankruptcy Court. As previously disclosed, in connection with the Chapter 11 Cases and the Company’s winding down of its operations, the Company consummated, on August 29, 2019, the transactions contemplated by the Asset Purchase Agreement with Hikma Pharmaceuticals USA Inc., dated August 5, 2019, and, on September 26, 2019, the Company consummated the transactions contemplated by the Asset Purchase Agreement with BTcP Pharma, LLC, dated as of September 1, 2019.  The Company has also entered into an Asset Purchase Agreement, dated as of September 25, 2019 (the “Pharmbio Purchase Agreement”), by and between the Company and Pharmbio Korea, Inc.

As previously disclosed, on August 6, 2019, the Company entered into an Asset Purchase Agreement with Chilion Group Holdings US, Inc., a Delaware corporation (“Chilion”), pursuant to which the Company agreed to sell, transfer and assign to Chilion, pursuant to Section 363, the Company’s CBD formulations across current pre-clinical, clinical, third-party grants and investigator initiated study activities (including any future activities or indications), THC programs of SYNDROS® oral dronabinol solution (the “Syndros Products”) and Buprenorphine products and related equipment and other assets (collectively, the “Transferred Assets”), in consideration for a purchase price of $12,200,000 in cash that would be payable at the closing of the transaction.

On October 23, 2019, the Company and Chilion entered into an Amendment No. 1 to Asset Purchase Agreement (the “Purchase Agreement Amendment”), which amends the previously announced Asset Purchase Agreement (as amended, modified and/or supplemented from time to time, the “Chilion Purchase Agreement”), dated August 6, 2019, to provide for, among other things: (a) the Company’s agreement to sell, transfer and assign to Chilion certain additional equipment and intellectual property, and an additional lease agreement for the Company’s Ellis facility, in consideration for an additional $105,000 in cash that would be payable at the closing of the transaction; and (b) in consideration for the incremental costs and expenses and other burdens resulting from the deferral of the closing of the transaction as a result of delays in Chilion’s procurement of its financing for the consummation of the transaction, Chilion’s: (i) payment to the Company of $856,797.26 in cash concurrently with the execution of the Purchase Agreement Amendment; (ii) payment to the U.S. Food and Drug Administration, or to the Company as reimbursement, of an amount in cash at the closing of the transaction equal to the aggregate amount of fees then payable pursuant to the Prescription Drug User Fee Act in respect of the Syndros Products; (iii) reimbursement to the Company in cash at the closing of the transaction for any and all reasonable third-party costs and expenses up to $100,000 in the aggregate incurred by the Company following the execution of the Purchase Agreement Amendment in connection with the Company’s performance under a corporate integrity agreement; and (iv) reimbursement to the Company in cash at the closing of the transaction for any and all reasonable costs and expenses up to $200,000 in the aggregate incurred by the Company for certain professional services performed by the Company’s advisors.  The Purchase Agreement Amendment also provides for certain other negotiated modifications to the scope of the equipment, intellectual property and contracts that comprise the Transferred Assets, the agreement of the Company and Chilion to use best efforts to cause the closing of the transaction to occur as soon as reasonably possible and no later than October 31, 2019, and the Company’s entry at the closing of the transaction into a transition services agreement with Chilion.

The foregoing descriptions of the Chilion Purchase Agreement in its original form and the Purchase Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to, respectively, the full text of the Chilion Purchase Agreement in its original form filed as Exhibit 2.2 to the Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2019, and the Purchase Agreement Amendment attached hereto as Exhibit 2.1, both of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2019, Andrew G. Long informed the Company that he will step down from his position as Chief Executive Officer of the Company and from all other positions he holds with the Company, and from the Board of Directors of the Company, effective November 8, 2019.  The Company and the Board of Directors thank Mr. Long for his service and wish him the best in his next endeavors.  The Company’s senior management team and Board of Directors will continue to manage, oversee and wind down the Company’s operations through the effective date of the Plan.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the failure to consummate the transactions contemplated by the Chilion Purchase Agreement and the Pharmbio Purchase Agreement, risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Plan and Disclosure Statement, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization, the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business, uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions, trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the liquidation proceedings, is available through the Company’s noticing and claims agent, Epiq Bankruptcy Solutions LLC, at https://dm.epiq11.com/Insys. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of October 23, 2019, by and between Chilion Group Holdings US, Inc. and Insys Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insys Therapeutics, Inc.
Date: October 24, 2019	By:	/s/ Andrece Housley
Name: Andrece Housley Title: Chief Financial Officer

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